UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2006

                 The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 1, 2006, The South Financial Group, Inc. (“TSFG”) entered into a revised amendment (the “Revised Amendment”) to its existing First Amendment to Noncompetition, Severance and Employment Agreement between TSFG and Andrew B. Cheney. The terms of the Revised Amendment provide for extending the expiration date of the Noncompetition, Severance and Employment Agreement one month, to January 31, 2008.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Revised First Amendment to the Noncompetition, Severance and Employment Agreement made and entered into as of June 1, 2006 between TSFG and Andrew B. Cheney.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The South Financial Group, Inc.

June 5, 2006	By:	/s/ William P. Crawford, Jr.
William P. Crawford, Jr. Executive Vice President and General Counsel